Supplement dated May 24, 2019

To the current Prospectuses, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the most recent prospectuses you received, as amended (the “Prospectuses”), for the variable universal life insurance policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the applicable Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the names of certain Eligible Portfolios, Funds and investment advisers listed in the Prospectuses, as applicable. Keeping this purpose in mind, please note that the following changes will occur:

Name Change of MFS® International Value Portfolio—Initial Class

Effective June 1, 2019, the following change will occur:

Name Change: All references in the Prospectuses to MFS® International Value Portfolio—Initial Class will be deleted and replaced with MFS® International Intrinsic Value Portfolio—Initial Class.

Changes to Dreyfus IP Technology Growth Portfolio—Initial Shares

Effective on or about June 3, 2019, the following changes will occur:

Name Change: All references in the Prospectuses to Dreyfus IP Technology Growth Portfolio—Initial Shares will be deleted and replaced with BNY Mellon IP Technology Growth Portfolio—Initial Shares.

Name Change of Investment Adviser: All references in the Prospectuses to the Dreyfus Corporation, the current investment advisor to Dreyfus IP Technology Growth Portfolio—Initial Shares, will be deleted and replaced with BNY Mellon Investment Adviser, Inc.

Name Change of Fund: All references in the Prospectuses to the fund, Dreyfus Investment Portfolios, will be deleted and replaced with BNY Mellon Investment Portfolios.

Changes to Dreyfus VIF Opportunistic Small Cap—Initial Shares1

Effective on or about June 3, 2019, the following changes will occur:

Name Change: All references in the Prospectuses to Dreyfus VIF Opportunistic Small Cap—Initial Shares will be deleted and replaced with BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares.

Name Change of Investment Adviser: All references in the Prospectuses to the Dreyfus Corporation, the current investment advisor to Dreyfus VIF Opportunistic Small Cap—Initial Shares, will be deleted and replaced with BNY Mellon Investment Adviser, Inc.

Name Change of Fund: All references in the Prospectuses to the fund, Dreyfus Variable Investment Fund, will be deleted and replaced with BNY Mellon Variable Investment Fund.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010

1 Dreyfus VIF Opportunistic Small Cap—Initial Shares is only available through NYLIAC Pinnacle Variable Universal Life policies and NYLIAC Pinnacle Survivorship Variable Universal Life policies.